[LOGO]

                            SHERWOOD BRANDS, INC.

        SB



INCORPORATED UNDER THE LAWS
OF THE STATE OF NORTH CAROLINA
                                                   CUSIP

                                                             SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS

THIS CERTIFIES THAT





is the owner of





             FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A
                       COMMON STOCK, $.01 PAR VALUE, OF
                   ----------------------------------------
                     ----- SHERWOOD BRANDS, INC. --------
                   ----------------------------------------


transferable on the books of the Corporation by the owner hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation and the Bylaws of the Corporation and all amendments thereto, to all of which the owner by the acceptance hereof assents. This certificate is not valid unless countersigned and regist ered by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. Dated:



                                 COUNTERSIGNED AND REGISTERED:
                                    CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                              (JERSEY CITY, N.J.)

                                                                TRANSFER AGENT
                                                                 AND REGISTRAR
                                    BY
                                                            AUTHORIZED OFFICER





     (Facsimile Signature)                          (Facsimile Signature)
VICE PRESIDENT AND SECRETARY             PRESIDENT AND CHIEF EXECUTIVE OFFICER


                             SHERWOOD BRANDS, INC.
                                  CORPORATE
                                     SEAL
                                NORTH CAROLINA
                                     1982

      THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:




TEN COM  --  as tenants in common
TEN ENT  --  as tenants by the entireties
JT TEN   --  as joint tenants with right of
             survivorship and not as tenants
             in common




UNIF GIFT MIN ACT ...................Custodian...................
                      (Cust)                      (Minor)
                                 under Uniform Gifts to Minors
                                 Act.........................
                                            (State)

   Additional abbreviations may also be used though not in the above list.

For Value Received, __________________   hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
      -------------------------
     |                         |
     |                         |
      -------------------------



--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          Shares
-------------------------------------------------------------------------


      of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
-----------------------------------------------------------------------

      to transfer the said stock on the books of the within named Company with full power of substitution in the premises.



 Dated
       -------------------------


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.





Signature(s) Guaranteed:




The signature(s) should be guaranteed by an eligible guarantor institution (Banks,
Stockbrokers, Savings and Loan Associations and credit Unions with membership in an approved signature guarantee Medallion
Program), pursuant to S.E.C. Rule 17Ad-15.